================================================================================


Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 033-53524, as amended, and 333-69057) of our report dated September 25, 2009 related to the consolidated financial statements of Dynatronics Corporation included in its Form 10-K for the fiscal year ended June 30, 2009.


/s/ Tanner LC

Salt Lake City, Utah
September 25, 2009



================================================================================